================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): NOVEMBER 12, 2002

                     BUILDING MATERIALS HOLDING CORPORATION.
             (Exact Name of Registrant as Specified in its Charter)




                   DELAWARE                              000-23135
        (State or Other Jurisdiction of           (Commission File Number)
                Incorporation)

                                   91-1834269
                        (IRS Employer Identification No.)


                       FOUR EMBARCADERO CENTER, SUITE 3250

                          SAN FRANCISCO, CA 94111-4167

               (Address OF Principal Executive Offices) (Zip Code)




        Registrant's Telephone Number, Including Area Code: (415)627-9100





================================================================================

ITEM 9.           REGULATION FD DISCLOSURE.

         On November 12, 2002, Building Materials Holding Corporation (the "Company") filed with the Securities and Exchange Commission (the "Commission") its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2002. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Form 10-Q was accompanied by a certification of Robert E. Mellor, Chairman of the Board of Directors, Chief Executive Officer and President of the Company, and Ellis C. Goebel, Senior Vice President, Finance and Treasurer of the Company, a copy of which is furnished pursuant to this Item 9 as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Dated as of November 12, 2002

                                       Building Materials Holding Corporation


                                       By:  /S/ Robert E. Mellor
                                            ---------------------

                                  EXHIBIT INDEX





Exhibit No.               Description
---------------           --------------------------------------------------
99.1                      Certification  of the Chief  Executive  Officer and
                          Principal Financial Officer pursuant to
                          18 U.S.C. Section 1350.